Exhibit 10.1 1 SHORE BANCSHARES, INC. DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS 1. Purpose and Effective Date. The purpose of this Plan is to provide the non-employee members of the Board of Directors (the “Board”) of Shore Bancshares, Inc., a Maryland corporation (the “Company”), with an opportunity to defer payment of all or a portion of their cash and equity compensation. The Plan shall be effective as of December 31, 2026 (the “Effective Date”). 2. Definitions. The following terms shall have the meanings given in this section unless a different meaning is clearly implied by the context: (a) “Cash Compensation” means compensation payable to a director in cash for serving as a member of the Board, but excluding any expense reimbursements. (b) “Change in Control” shall have the meaning given to that term in the Shore Bancshares, Inc. Deferred Compensation Plan. (c) “Code” means the Internal Revenue Code of 1986, as amended. (d) “Common Stock” means the common stock of the Company. (e) “Deferred Compensation Account” means an account maintained for each director who makes a deferral election as described in Section 4. (f) “Deferred Stock Unit” means a Stock Unit that is received by a participant pursuant to this Plan and provides for the deferred receipt of compensation. (g) “Director Compensation” means Cash Compensation and Restricted Stock Units, or any other cash- or equity-based compensation eligible for deferral, as determined by the Board. (h) “Equity Plan” means the Shore Bancshares, Inc. 2025 Equity Incentive Plan, as it may be amended or restated from time to time. (i) “Fair Market Value” shall have the meaning given to that term in the Equity Plan. (j) “Plan” means this Shore Bancshares, Inc. Deferred Compensation Plan for Non- Employee Directors. (k) “Plan Year” means a calendar year. (l) “Plan Administrator” means the Compensation Committee of the Board; provided that the Compensation Committee may delegate the day-to-day administration of the Plan and any administrative tasks that do not involve substantive changes to the Plan to the Company’s management or their designees.

2 (m) “Restricted Stock Units” means an award of restricted stock units granted to a non-employee director pursuant to the Equity Plan (or any subsequent equity incentive plan adopted by the Company) for his or her service on the Board. (n) “Separation from Service” means a “separation from service” within the meaning of Section 409A. (o) “Stock Unit” means an economic unit equal in value to one share (or fraction thereof) of Common Stock. (p) “Unforeseeable Emergency” means (i) a severe financial hardship to a participant resulting from an illness or accident of the participant, or the spouse or a dependent (as defined in Section 152(a) of the Code) of the participant, (ii) the loss of a participant’s property due to casualty, or (iii) such other similar or extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant, within the meaning of Section 409A of the Code. 3. Eligibility. All members of the Board who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan. 4. Election to Defer Director Compensation. (a) Manner and Amount of Deferral Election. A participant may elect to defer receipt of all or a specified portion of his or her Director Compensation by giving written notice on an election form provided by the Plan Administrator specifying the amount of the deferral and the time upon which settlement of his or her Deferred Compensation Account will be made, or by indicating the deferral election and amount of the deferral in any other way specified by the Plan Administrator. A participant’s election to defer is irrevocable and may not be changed, except as may be provided in the election form or other method specified by the Plan Administrator. (b) Time of Election. Elections to defer the Director Compensation shall be made at the following times: (i) A director may elect to defer Director Compensation at such time or times during the calendar year as permitted by the Plan Administrator; provided, however, that deferral elections shall, unless the Plan Administrator determines that another timeframe will comply with the election timing requirements of Section 409A of the Code and be required to be completed and submitted to the Plan Administrator on or before the December 31 of the year preceding the year in which any of the services to which the Director’s Compensation relates will be performed. Except as expressly permitted by the Plan Administrator and specified in a deferral election form in a manner that complies with Section 409A of the Code, a deferral election shall be effective for Cash Compensation earned and Restricted Stock Units granted in the calendar year immediately following the year in which the election is made. (ii) A nominee for election to director (who is not at the time of nomination a sitting director and was not previously eligible to participate in this Plan) may elect to defer Director Compensation no later than 30 days after the date of the director’s commencement of services as a director. Such deferral election shall be effective for Cash Compensation earned

3 and Restricted Stock Units granted following the later of (A) the date of the director’s commencement of services as a director, and (B) the date an irrevocable election form is filed with the Company. (c) Duration of Deferral Election. Unless otherwise specified in a deferral election form in a manner permitted by the Plan Administrator, a deferral election will only apply to one Plan Year. A participant must make a new deferral election with respect to each Plan Year that the participant decides to defer Director Compensation. (d) Amount Deferred. A participant shall designate on each deferral election whether he or she wishes to defer (i) any portion, which may range from 0% to 100%, of his or her Cash Compensation with respect to the Plan Year and (ii) either 0% or 100% of the shares of Common Stock issuable pursuant to any Restricted Stock Units granted to him or her under the Equity Plan during the Plan Year in respect to service on the Board. To the extent that any Restricted Stock Units deferred pursuant to this Plan were granted with dividend equivalent rights, any such dividend equivalents shall be credited to the participant and settled pursuant to the terms of this Plan. 5. Deferred Compensation Accounts. The Company shall establish on its books and records a Deferred Compensation Account for each participant, as provided below. (a) Crediting of Cash Compensation. Deferred Cash Compensation shall be credited to the participant’s Deferred Compensation Account in the form of Deferred Stock Units on the date the deferred Cash Compensation would otherwise have been paid. On such date, the Company shall credit the participant’s Deferred Compensation Account with a number of Deferred Stock Units determined by dividing (i) the portion of the Cash Compensation that the participant elected to defer, by (ii) the Fair Market Value of a share of Common Stock on such date. A participant will be fully vested in each Deferred Stock Unit that relates to deferred Cash Compensation. (b) Crediting of Restricted Stock Units. As of each date on which a participant otherwise would be entitled to receive shares of Common Stock upon the vesting of Restricted Stock Units, the Company shall credit the participant’s Deferred Compensation Account with the number of Deferred Stock Units equal to the number of shares of Common Stock that have been deferred pursuant to Section 4. A participant will be fully vested in each Deferred Stock Unit that relates to deferred Restricted Stock Units. (c) Dividend Equivalents. As of each date that the Company pays a cash dividend to holders of Common Stock, the Company will credit each participant’s Deferred Compensation Account with a number of whole and fractional Deferred Stock Units equal to (a) the number of Deferred Stock Units credited to the participant’s Deferred Compensation Account as of the record date for the dividend, multiplied by (b) a fraction, the numerator of which is the amount of the cash dividend paid per share of Common Stock and the denominator of which is the Fair Market Value of a share of Common Stock on the dividend payment date (d) Adjustment of Deferred Stock Units. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or

4 exchanged for a different number or kind of stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of stock, exchange of stock, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such stock effected without receipt of consideration by the Company occurring after the Effective Date (including any adjustment event described in Section 4.4 of the Equity Plan), the Plan Administrator will make appropriate adjustments to (i) the number and kind of shares of Common Stock for which Deferred Stock Units are outstanding, and (ii) the number of Deferred Stock Units credited to each participant’s Deferred Compensation Account. 6. Payment of Deferred Compensation. (a) Distributions. The balance of a participant’s Deferred Compensation Account will be paid to the participant or his or her beneficiary or estate, as applicable, at the election of the participant (i) in a single lump sum within 60 calendar days after the date on which the participant ceases to serve as a member of the Board and incurs a Separation from Service, (ii) upon a specified date following a participant’s Separation from Service, or (iii) in substantially equal installments over a period of up to 10 years. (b) Death; Change in Control. Notwithstanding anything to the contrary in this Plan or any election made by a participant, the unpaid balance of a participant’s Deferred Compensation Account will be paid to the participant or his or her beneficiary or estate, as applicable, in a single lump sum within 60 calendar days following the death of the participant or the date on which the Company experiences a Change in Control. (c) Change in Payment Election. A participant may change his or her form of payment election in accordance with procedures prescribed by the Plan Administrator; provided, however, that (i) such new election may not take effect until at least 12 months after the date it is received by the Company and (ii) payment of the participant’s Deferred Compensation Account may not be made or commence earlier than five years from the date such payment would have been made or commenced absent the new election, unless the distribution is made on account of the participant’s death. For purposes of this paragraph and Section 409A of the Code, the entitlement to annual installment payments is treated as the entitlement to a single payment. (d) Medium of Payment. Payments from the Deferred Compensation Account shall be made in the form of shares of Common Stock (with one share of Common Stock for each whole Deferred Stock Unit) and in cash for any fractional Deferred Stock Unit. Shares of Common Stock distributed pursuant to this Plan with respect to deferred Restricted Stock Units shall be treated as being authorized from the Equity Plan. (e) Withdrawal due to Unforeseeable Emergency. In the event of an Unforeseeable Emergency, a participant may file a written request with the Plan Administrator to receive all or any portion of the vested balance of such participant’s Deferred Compensation Account in an immediate lump sum payment in the form of whole shares of Common Stock. A participant’s written request for such a payment shall describe the circumstances which the participant believes justify the payment and an estimate of the amount necessary to eliminate the Unforeseeable Emergency. An immediate payment to satisfy an Unforeseeable Emergency will be made only to the extent necessary to satisfy the emergency need, plus an amount necessary to

5 pay any taxes reasonably anticipated as a result of such payment, and will not be made to the extent the need is or may be relieved through reimbursement or compensation, by insurance or otherwise or by liquidation of the participant’s assets (to the extent such liquidation itself would not cause severe financial hardship). Any payment from a participant’s Deferred Compensation Account on account of an Unforeseeable Emergency shall be deemed to cancel any deferral election of the participant then in effect and the participant shall be suspended from making further deferral elections under the Plan for the remainder of the Plan Year in which such payment is made. (f) Limited Cashout. The Plan Administrator may, in its sole discretion, require a mandatory settlement of a participant’s Deferred Compensation Account if the Deferred Compensation Account does not exceed the applicable dollar amount under Section 402(g)(1(B) of the Code, provided that such settlement results in the termination and liquidation of the entirety of the participant’s interest under the Plan, including all agreements, methods, programs or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under Section 409A of the Code. (g) Designation of Beneficiary. Each participant may file with the Company a written designation of one or more persons as such participant’s beneficiary or beneficiaries (both primary and contingent) in the event of the participant’s death. Each beneficiary designation shall become effective only when filed in writing with the Company during the participant’s lifetime on a form prescribed by the Company. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a participant fails to designate a beneficiary, or if all designated beneficiaries of a participant predecease the participant, then the participant’s Deferred Compensation Account shall be paid to the participant’s estate. (h) Responsibility for Taxes. The participants and their respective beneficiaries shall be liable for payment of any and all federal, state and local income or other taxes imposed on amounts payable under this Plan unless the Company is otherwise required to withhold such taxes from any amounts payable under this Plan. 7. Unfunded Promise to Pay; No Segregation of Funds or Assets. Nothing in this Plan shall require the segregation of any assets of the Company or any type of funding by the Company, it being the intention of the parties that the Plan be an unfunded arrangement for federal income tax purposes. No participant shall have any rights to or interest in any specific assets or shares of Common Stock by reason of the Plan, and any participant’s rights to enforce payment of the obligations of the Company hereunder shall be those of a general creditor of the Company. 8. Nonassignability. No benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. If any participant shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his or her benefits under the Plan, or if by any reason of his or her bankruptcy or other event

6 happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, then the Plan Administrator, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Plan and hold or apply them for or to the benefit of such person entitled thereto under the Plan or his or her spouse, children or other dependents, or any of them, in such manner as the Plan Administrator may deem proper. 9. Compliance With Section 409A of Code. This Plan is intended to comply with the provisions of Section 409A of the Code, and shall be interpreted and construed accordingly with respect to participants whose benefits are subject to Section 409A of the Code (for participants not subject to Section 409A of the Code, this Plan will be interpreted in a manner that takes this into account). The Plan Administrator shall have the discretion and authority to amend the Plan at any time to satisfy any requirements of Section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the Plan. Notwithstanding any other provision in this Plan, if as of a participant’s Separation from Service the participant is a “specified employee,” as defined in Section 409A of the Code, then to the extent any amount under this Plan is payable upon such Separation from Service, such payment shall be delayed until the earlier to occur of (i) the six-month anniversary of such Separation from Service or (ii) the date of such participant’s death. 10. Administration. The Plan will be administered under the supervision of the Plan Administrator. The Plan Administrator will prescribe guidelines and forms for the implementation and administration of the Plan, interpret the terms of the Plan, and make all other substantive decisions regarding the operation of the Plan. The Plan Administrator’s decisions in its administration of the Plan are conclusive and binding on all persons. Any participant claiming a benefit, requesting an interpretation or ruling, or requesting information under the Plan shall present the request in writing to the Plan Administrator, who shall respond in writing as soon as practicable. 11. Rights as a Stockholder; Compliance with Securities Laws. A participant shall have no rights as a stockholder unless and until shares of Common Stock are issued hereunder and such participant becomes the holder of record of such shares. The Company may, if it determines it is appropriate, affix any legend to the stock certificate representing the shares of Common Stock issued in accordance with the Plan or advise the transfer agent to place a stop order against such shares. 12. Governing Law. The laws of the State of Maryland shall govern all questions of law arising with respect to the Plan, without regard to the choice of law principles of any jurisdiction, except where the laws governing the Plan are preempted by the laws of the United States. 13. Successors. This Plan shall be binding upon and inure to the benefit of the Company and any successor of or to the Company (including, without limitation, any person acquiring directly or indirectly all or substantially all of the business and/or assets of the Company whether by sale, merger, consolidation, reorganization or otherwise) and the heirs, beneficiaries, executors, and administrators of each participant.

7 14. Construction. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted. This document constitutes the entire Plan and supersedes any prior oral or written agreements on the subject matter hereof. 15. Amendment and Termination. The Board may amend, suspend, or terminate the Plan at any time and for any reason. No amendment, suspension, or termination will, without the consent of the participant, materially impair rights or obligations under any Deferred Stock Units previously awarded to the participant under the Plan, except as provided below. The Board may terminate the Plan and distribute the Deferred Compensation Accounts to participants in accordance with and subject to the rules of Treas. Reg. Section 1.409A-3(j)(4)(ix), or successor provisions, and any generally applicable guidance issued by the Internal Revenue Service permitting such termination and distribution. 16. General Provisions. (a) Nothing contained in the Plan shall constitute a guaranty by the Company, or any other person or entity, that the assets of the Company will be sufficient to pay any benefit hereunder. No participant or beneficiary shall have any right to receive a distribution under the Plan except in accordance with the terms of the Plan. (b) Establishment of the Plan shall not be construed to give any participant the right to be retained as a member of the Board. (c) If any person entitled to a payment under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefore shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution that is contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor. (d) Notwithstanding any of the preceding provisions of the Plan, none of the Company, any Plan Administrator, or any individual acting as an employee or agent of the Company or the Plan Administrator shall be liable to any participant, former participant, or any beneficiary or other person for any claim, loss, liability or expense incurred by such participant, or beneficiary or other person in connection with the Plan.